UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2026

Newbury Street II Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42391	98-1797287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 High Street, Floor 3

Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 334-2805

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	NTWOU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NTWO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K filed by Newbury Street II Acquisition Corp, a Cayman Islands exempted company (“Newbury Street II”), with the Securities and Exchange Commission (the “SEC”) on August 18, 2026, on August 17, 2026, Newbury Street II entered into an Agreement and Plan of Merger (the “Merger Agreement”, and the transactions contemplated under the Merger Agreement, the “Business Combination” or “Transactions”) with (i) Hugo Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Newbury Street II, and (ii) Fort Robotics, Inc., a Delaware corporation (“Fort Robotics”), in connection with the proposed Business Combination.

Contemporaneously with the execution of the Merger Agreement, certain investors (the “Initial PIPE Investors”) each entered into a subscription agreement (collectively, the “PIPE Subscription Agreements”) with Newbury Street II, pursuant to which Newbury Street II agreed to issue, and the Initial PIPE Investors agreed to purchase, 3,125,000 shares of Newbury Street II common stock (the “Initial PIPE Shares”), at a purchase price of $10.00 per share for an aggregate purchase price of $31.25 million, in a private placement (the “Initial PIPE Investment”). The PIPE Subscription Agreements contain the option (at the election of the Initial PIPE Investors) to satisfy all or a portion of their obligations under the PIPE Subscription Agreements by agreeing not to redeem Class A ordinary shares held or subsequently acquired by them in connection with the extraordinary general meeting of Newbury Street II to be held to approve the Transactions. The consummation of the Initial PIPE Investment is conditioned on the concurrent closing of the Business Combination (the “Closing”) and other customary closing conditions. Each Initial PIPE Investor agreed in the PIPE Subscription Agreement that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Newbury Street II’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom) (the “Trust Waiver”). As part of the Initial PIPE Investment, an affiliate of William Zachre Wyatt, a then director of Newbury Street II, subscribed for an aggregate purchase price of $5,000,000, which subscription was subsequently assigned to a third party, and an affiliate of Anthony James Vinciquerra, a director of Newbury Street II, subscribed for an aggregate purchase price of $1,000,000.

Contemporaneously with the execution of the Merger Agreement, Newbury Street II entered into a letter agreement with Newbury Street II Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and Fort Robotics, pursuant to which, among other things, the Sponsor must use up to 2,038,424 Class B ordinary shares, par value $0.0001 per share, of Newbury Street II that are held by the Sponsor (the “Incentive Founder Shares”) to incentivize investors in a transaction financing or secure trust account non-redemption arrangements, subject to the terms and conditions therein.

Pursuant to the PIPE Subscription Agreements, in connection with the Initial PIPE Investment, the Sponsor will transfer, for no additional consideration, up to 980,012 Incentive Founder Shares to the Initial PIPE Investors. In addition, immediately prior to the Closing, Fort Robotics will issue shares of its common stock, for no additional consideration, to the Initial PIPE Investors that upon Closing will convert into up to an aggregate of 412,648 shares of Newbury Street II common stock.

On October 21, 2026, Newbury Street II, Fort Robotics and Sponsor entered into a subscription agreement (the “October PIPE Subscription Agreement”) with one of the Initial PIPE Investors (the “October PIPE Investor”), pursuant to which Newbury Street II agreed to issue, and the October PIPE Investor agreed to purchase, an additional 1,000,000 shares of Newbury Street II common stock (the “October PIPE Shares”), at a purchase price of $10.00 per share for an additional aggregate purchase price of $10.00 million, in a private placement (the “October PIPE Investment”). The October PIPE Subscription Agreement also contains the option (at the election of the October PIPE Investor) to satisfy all or a portion of its obligations under the October PIPE Subscription Agreement by agreeing to not redeem Class A ordinary shares held or subsequently acquired by it in connection with the extraordinary general meeting of Newbury Street II to be held to approve the Transactions. The October PIPE Subscription Agreement is substantially the same as the PIPE Subscription Agreements, including, among other terms, registration rights, the Trust Waiver, closing conditions, and termination provisions.

Pursuant to the October PIPE Subscription Agreement, in connection with the October PIPE Investment, the Sponsor will transfer, for no additional consideration, up to 313,604 Incentive Founder Shares to the October PIPE Investor. In addition, immediately prior to the Closing, Fort Robotics will issue shares of its common stock, for no additional consideration, to the October PIPE Investor that upon Closing will convert into up to an aggregate of 86,957 shares of Newbury Street II common stock.

The foregoing description of the October PIPE Subscription Agreement and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the PIPE Subscription Agreements, a form of which was filed with the Current Report on Form 8-K filed by Newbury Street II on August 18, 2026 as Exhibit 10.8, and the terms of which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein, to the extent applicable. The securities of Newbury Street II that may be issued in connection with the October PIPE Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

In connection with the signing of the October PIPE Subscription Agreement, on October 22, 2026, Fort Robotics issued a press release announcing approximately $20 million in additional funding, consisting of the October PIPE Investment and an additional approximately $10 million financing. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the Transactions, Newbury Street II and Fort Robotics have confidentially submitted a draft Registration Statement on Form S-4 (the “Registration Statement”) to the SEC and intend to publicly file the Registration Statement with the SEC, which will include a proxy statement to Newbury Street II shareholders and a prospectus for the registration of Newbury Street II’s securities to be issued in connection with the Transactions. This Current Report does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. Newbury Street II’s shareholders and other interested persons are advised to read the Registration Statement and other documents filed in connection with the Transactions, as these materials will contain important information about Fort Robotics, Newbury Street II and the Transactions. Shareholders may obtain a copy of the Registration Statement, once available, as well as other documents filed by Newbury Street II with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Newbury Street II Acquisition Corp, 121 High Street, Floor 3, Boston, Massachusetts 02110.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF NEWBURY STREET II ARE URGED TO READ THE REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.

Participants in the Solicitation

Newbury Street II, Fort Robotics, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Newbury Street II’s shareholders in connection with the Transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newbury Street II’s executive officers and directors in the solicitation by reading Newbury Street II’s filings with the SEC, including the final prospectus of Newbury Street II dated as of October 31, 2024 and filed by Newbury Street II with the SEC on November 1, 2024 (the “IPO Prospectus”). To the extent that holdings of Newbury Street II’s securities have changed from the amounts reported in the IPO Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information concerning the interests of Newbury Street II’s and Fort Robotics’ participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, will be set forth in the Registration Statement relating to the Transactions when it becomes publicly available.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Fort Robotics and Newbury Street II have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding Fort Robotics’ ability to commercialize new products, technologies and industry use cases; projections of development and commercialization costs and timelines; expectations regarding Fort Robotics’ ability to execute its business model and the expected financial benefits of such model; expectations regarding Fort Robotics’ ability to attract, retain and expand its customer base; Fort Robotics’ deployment of proceeds from capital raising transactions; its expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; Fort Robotics’ ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting its markets; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for Fort Robotics to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Fort Robotics and Newbury Street II.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Fort Robotics or Newbury Street II’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Fort Robotics is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Fort Robotics historical net losses and limited operating history; Fort Robotics’ expectations regarding future financial performance, capital requirements and unit economics; Fort Robotics’ use and reporting of business and operational metrics; Fort Robotics’ competitive landscape; Fort Robotics’ dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Fort Robotics ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Fort Robotics’ reliance on strategic partners and other third parties; Fort Robotics’ ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Newbury Street II could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Fort Robotics or Newbury Street II; failure to realize the anticipated benefits of the proposed transaction; the ability of Newbury Street II or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Newbury Street II’s filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (i) the IPO Prospectus, (ii) the annual report on Form 10-K filed by Newbury Street II with the SEC on March 6, 2026, (iii) the Registration Statement referenced above when publicly available and (iv) other documents filed by Newbury Street II and Fort Robotics from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Newbury Street II nor Fort Robotics presently knows, or that Newbury Street II and/or Fort Robotics currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Current Report. Past performance by Newbury Street II’s or Fort Robotics’ management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Newbury Street II’s or Fort Robotics’ management teams or businesses associated with them as indicative of future performance of an investment or the returns that Newbury Street II or Fort Robotics will, or may, generate going forward. None of the parties nor any of their representatives gives any assurance that any of Newbury Street II, Fort Robotics, or the combined company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Fort Robotics, dated October 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBURY STREET II ACQUISITION CORP

	By:	/s/ Thomas Bushey
	Name:	Thomas Bushey
	Title:	Chief Executive Officer

Dated: October 22, 2026